UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2025

SOUTHLAND HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41090	87-1783910
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1100 Kubota Drive

Grapevine, TX 76051

(Address of Principal Executive Offices) (Zip Code)

(817) 293-4263

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLND	NYSE American LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	SLND WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2025, Kyle Burtnett gave the Board of Directors (the “Board”) of Southland Holdings, Inc. (“Southland” or the “Company”) notice of his resignation as a Director of Southland. Mr. Burtnett resigned to pursue other opportunities and not because of a disagreement with management or the Board. The Board wishes to thank Mr. Burtnett for his service and the numerous contributions he has made to Southland.

On May 19, 2025, the Board appointed Tan Parker as a Class I director to fill Mr. Burtnett’s vacant seat, thereby bringing the number of directors on the board back to seven, effective as of May 19, 2025. Mr. Parker was recommended by the Company’s Nominating and Corporate Governance Committee. Mr. Parker was not appointed to any committees. Mr. Parker will participate in the Company’s non-employee director compensation programs, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2025 under the heading “Director Compensation.” There is no arrangement or understanding between Mr. Parker and any other person pursuant to which Mr. Parker was appointed as a director. There are no transactions involving Mr. Parker requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Parker brings a distinguished combination of public service and private sector experience to Southland. Mr. Parker combines almost two decades of legislative service with extensive private-sector credentials. In the Texas Legislature, Senator Parker currently chairs the Senate Republican Caucus and previously served as Chair of the House Financial Services Committee. He has led legislative initiatives focused on AI, AI governance, cybersecurity, homeland security, and capital markets including leading the legislative efforts to develop the Texas Stock Exchange and support the new satellite NYSE and NASDAQ exchanges in Texas. Mr. Parker also has extensive executive experience across private equity and venture capital. He is the founder & president of Applied Business Strategies, co-founded med-tech ventures MagnaSci Biotechnology Funds and Septum Solutions, and chaired the Texas Industrial Development Corporation’s infrastructure investment fund. Mr. Parker began his career with Morgan Stanley Dean Witter, served as a Regional Vice President at Computer Sciences Corporation, and sits on the University of Dallas Board of Trustees. He holds a B.A. from the University of Dallas and an M.Sc. from the London School of Economics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2025	SOUTHLAND HOLDINGS, INC.

	By:	/s/ Frank S. Renda
		Name:	Frank S. Renda
		Title:	President and Chief Executive Officer

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